EXHIBIT 10.21


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH REGISTRATION IS NOT REQUIRED.

                                TECHNOPRISES LTD.

                     5% SECURED CONVERTIBLE PROMISSORY NOTE
                     --------------------------------------

U.S. $250,000                                                      JUNE 30, 2004


      THIS PROMISSORY NOTE (this "NOTE") is made as of this 30th day of June, 2004, by Technoprises Ltd., a corporation incorporated under the laws of the State of Israel ("MAKER"), in favor of Bridges & Pipes LLC or its assigns ("PAYEE").

                                    RECITALS

      WHEREAS, Maker requires the financing provided pursuant to this Note and certain other similar notes issued concurrently herewith for an aggregate collective principal amount of up to $2,000,000 (collectively, the "NOTES"), for working capital and general corporate purposes, including investor and public relations funding.

      WHEREAS, Maker also has agreed to issue Payee a warrant (the "WARRANT") in connection with the issuance of this Note (the Warrant and Note referred to collectively hereinafter as the "TRANSACTION SECURITIES"). The shares of ordinary stock, NIS .5 par value per share, of Maker ("COMMON STOCK") underlying the Warrant are referred to hereinafter as the "WARRANT SHARES."

      WHEREAS, in order to secure the payment obligation of the Maker hereunder, the Maker and the Payee simultaneously herewith are executing and delivering a Security Agreement with respect to assets and properties of the Maker located in the United States and an Israeli Debenture Agreement with respect to assets and properties of the Maker located in Israel, each dated as of the date hereof (collectively, the "SECURITY AGREEMENTS").

                                 NOTE AGREEMENT

      NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and for and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Maker and Payee hereby covenant and agree as set forth below.

      FOR VALUED RECEIVED, Maker hereby promises to pay to the order of Payee, the principal sum of two hundred fifty thousand dollars ($250,000), or such lesser amount as may from time to time be otherwise owing from Maker to Payee under this Note, together with interest on the principal amount from time to time outstanding hereunder accrued from the date hereof at the rate and in the manner set forth below. All payments of principal or interest or both shall be paid as set forth below, and each such payment shall be made in lawful money of the United States of America.

      This Note is subject to the following terms and conditions:

      1. PAYMENTS OF PRINCIPAL AND INTEREST.

            (a) REPAYMENT. Unless otherwise repaid or converted as provided herein, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest thereon, shall be due and payable in full on June 30th, 2005 (the "MATURITY DATE"). Payee's conversion rights shall be extinguished upon payment in full of all principal and accrued interest and all other amounts due hereunder on or after the Maturity Date. Interest shall accrue and be payable in arrears on an Interest Payment Date (as defined in Section 2 below) or any payment hereof.

            (b) LATE FEE UPON FAILURE TO REPAY. If Maker fails to repay this Note on or prior to the Maturity Date or such earlier date resulting from the acceleration of the date upon which the principal amount of this Note shall be payable in accordance with the terms of this Note (due to an Event of Default or otherwise), the interest rate on the outstanding principle amount, accrued and unpaid interest and all other amounts due hereunder shall increase to a rate of 18% per annum until all amounts owing on this Note are repaid in full, commencing on the earlier of: (a) the Maturity Date or (b) the date upon which the repayment of this Note is accelerated pursuant to the terms hereof.

            (c) OPTIONAL PREPAYMENT. After December 30, 2004, Maker shall be entitled, at its option upon thirty days prior written notice, to repay a portion or all of the outstanding principal amount together with interest, late fees, penalties and all other amounts due thereunder; PROVIDED, HOWEVER any principal amount of this Note that is repaid prior to maturity shall be repaid at a early redemption premium equal to 120% of the principal amount proposed to be repaid (such early redemption premium shall be in addition to and not in lieu of any interest, late fees, penalties or other amounts due hereunder); PROVIDED, FURTHER HOWEVER, that Payee shall have the right but not the obligation during such thirty (30) day notice period to convert the entire outstanding principal balance of this Note, together with all accrued but unpaid interest due hereunder into shares of capital stock of the Maker pursuant to the terms of
SECTION 3 hereof.

            (d) MANNER OF PAYMENT. Maker shall make payment in accordance with the terms of this Note no later than 5:30 p.m. (New York City time) on the date when due, in immediately available funds. Each payment of principal and of interest shall be paid by Maker without setoff or counterclaim to Payee at Payee's address set forth in SECTION 15, or to such other location or accounts within the United States as Payee may specify in writing to Maker from time to time, in immediately available funds.

            (e) CANCELLATION. After all amounts owed on this Note have been paid in full and/or all amounts due under this Note has been converted in full into Common Stock as provided in SECTION 3, this Note will be surrendered to Maker for cancellation and will not be reissued; provided however, the: (i) representations and warranties contained herein and (ii) the covenants contained in Section 6(c) hereof shall survive such repayment or conversion until the Warrant is exercised in full or expires.

      2. INTEREST RATE.

            (a) This Note will bear interest at the rate of five percent (5%) per year, compounded monthly from the date hereof to and including the date of payment or conversion of this Note. Interest on this Note shall be calculated on the basis of actual days elapsed and a 360-day year of twelve 30-day months.

            (b) Interest on this Note shall be due and payable quartetrly in arrears on September 30, 2004, December 30, 2004, March 30, 2005 and June 30, 2005 (the "INTEREST PAYMENT DATES"), except that if such date is not a Business Day then the Interest Payment Date shall be the next day that is a Business Day. Such interest shall, at the option of Maker, either be paid in cash or in shares of Common Stock (in accordance with Section 3). Any accrued interest that is not otherwise paid in cash or in shares of Common Stock on the applicable Interest Payment Date (whether due to Maker's inability to pay such interest in cash or in shares of Common Stock) shall automatically, and without any action on the part of Maker, accrue and compound and be added to the outstanding principal and interest due under the Note on such Interest Payment Date.

      3. CONVERSION INTO EQUITY OF MAKER.

            (a) CONVERSION. The holder of this Note shall have the right at its sole election: (i) at any time (including without limitation during the notice periods set forth in SECTION 1(C) and SECTION 4 hereof) to convert all, or a portion, of the principal amount of this Note plus accrued interest thereon, late fees and other amounts due hereunder or (ii) on an Interest Payment Date, to convert all accrued interest, in each case into shares of Common Stock at the price of $.10 per share of Common Stock (subject to proportional adjustments for stock splits, stock dividends and the like) (the "Conversion Price"). Upon such conversion, Payee shall receive the same rights as all other holders of Common Stock in Maker and shall be treated for all purposes as the record holder of the shares of Common Stock issued upon such conversion (the "SHARES").

            (b) MECHANICS AND EFFECT OF CONVERSION. Upon the conversion of the principal amount as provided herein, in lieu of any fractional shares of Common Stock to which Payee would otherwise be entitled, Maker shall pay cash equal to such fraction multiplied by the last reported sale price of a share of Common Stock on the Trading Market on which the Common Stock is then listed or quoted for trading on the Trading Day prior to the date of conversion (or, if the Common Stock is not then listed or quoted for trading on any Trading Market, the fair market value of a share of Common Stock as determined by Maker in good faith). Upon conversion of this Note in full pursuant to this SECTION 3, Payee shall surrender this Note, duly endorsed, at the principal offices of Maker or any transfer agent for Maker. Payee shall also execute and deliver any ancillary agreements as may be required or reasonably requested to effect the conversion of this Note. Maker shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Shares pursuant to this SECTION
3. As used in this SECTION 3(B), the term "TRADING MARKET" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, and the term "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over the counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in clauses (i) and (ii) hereof, then Trading Day shall mean a business day.

            (c) RESERVATION OF SHARES. Maker shall at all times reserve and keep available out of its authorized equity securities, solely for the purposes of issuance upon the conversion of this Note as herein provided, such number of Shares as shall then be issuable upon the full conversion of this Note. Maker covenants that it shall cause all Shares which shall be so issued to be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and, without limiting the generality of the foregoing, Maker covenants that it will from time to time take all such action as may be required to assure that the par value per share of the equity securities will at all times be equal to or less than the conversion price. Maker will take all such action as may be necessary to assure that all such Shares may be so issued without violation of any applicable law or regulation.

            (d) RIGHTS PRIOR TO CONVERSION.  Payee shall have no equity interest in Maker or any voting, dividend, liquidation or dissolution rights with respect to any equity securities of Maker solely by reason of this Note. Furthermore, prior to the conversion, as set forth in this SECTION 3, and the issuance and delivery of a certificate or certificates evidencing the Shares purchased pursuant to the conversion, Payee shall have no interest in, or any voting, dividend, liquidation or dissolution rights with respect to any equity securities of Maker.

            (e) REGISTRATION RIGHT IN MAKER.

                  (i) No later than  forty-five  (45) days following the date of issuance of this Note (the "FILING DATE"), Maker shall prepare and file with the Commission a registration statement (the "REGISTRATION STATEMENT") covering exclusively the resale all of the shares of capital stock of the Maker issued or issuable pursuant to or in connection herewith (including without limitation the Shares and the Warrant Shares) (collectively, the "REGISTRABLE SECURITIES"), which offering shall be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Registration Statement required hereunder shall be on Form F-1 or such other form appropriate form that the Maker is eligible for and that is exclusive to the Shares and the Warrant Shares. Maker shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement (a) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any volume or other restrictions pursuant to Rule 144(k) (the "EFFECTIVENESS PERIOD"). Payee (or its designee(s)) shall also be provided with such other rights, and Maker shall have such obligations, as customarily accompany investor registration rights, including, without limitation, the right of Payee to customary indemnification by Maker, Maker's obligation to prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective until the disposition of all securities covered by such registration statement, the obligation of Maker to register and qualify the securities covered by such registration statement under applicable state securities and blue sky laws, the obligation of Maker to cause the securities covered by such registration statement to be listed or quoted on the Trading Market on which Maker's securities are then listed or quoted and the obligation of Maker to cause to be provided customary legal opinions and comfort letters of its independent certified accountants if requested in connection with a sale pursuant to such registration statement).

                  (ii) FILING  DEFAULT  LIQUIDATION  DAMAGES.  If a Registration
            Statement is not filed on or prior to the Filing Date if required under SECTION 3(E)(I) hereof, then Maker shall pay to Payee an amount in cash, until the earlier of the date that the Registration Statement is filed and the Registrable Securities may be sold pursuant to Rule 144(k), as liquidated damages and not as a penalty,
            (i) one (1%) percent of the aggregate unpaid principal amount of this Note for the first forty-five (45) days (or a pro rata portion of one (1%) percent for any part thereof) following Maker's failure to file, and (ii) an additional one (1%) percent of the aggregate upaid principal amount of this Note for each thirty (30) day period subsequent thereto (or a pro rata portion of one (1%) percent for any part thereof), such payment(s) to be made in immediately available funds no later than five (5) days after the first date of each 30 or 45 day period (or any part thereof), as the case may be, during Maker's failure to file.

                  (iii) EFFECTIVENESS  DEFAULT LIQUIDATION  DAMAGES. In addition to any liquidated damages paid, accrued and/or to be paid pursuant to SECTION 3(E)(II), if (1) the Registration Statement is not declared effective on or prior to one hundred and twenty (120) days following the issuance of the Note, or (2) if the Registration Statement has been declared effective and subsequent thereto is not effective (or otherwise does not permit the resale of the Registrable Securities covered thereby) for any period of time until the date Payee no longer owns any Registrable Securities (an "EFFECTIVENESS DEFAULT"), then Maker shall pay to Payee an amount in cash until the date the Registration Statement is declared effective (and permits the resale of the Registrable Securities covered thereby) (or if previously declared effective until the date the Registration Statement becomes effective (and otherwise permits the resale of the Registrable Securities covered thereby) again), as liquidated damages and not as a penalty, equal to (i) one (1%) percent of the aggregate unpaid principal amount of this Note for the first forty five (45) days (or a pro rata portion of one (1%) percent for any part thereof), and (ii) an additional one (1%) percent of the aggregate unpaid principal amount of this Note for each thirty (30) day period subsequent thereto (or a pro rata portion of one (1%) for any part thereof) until the earlier of such date (a) the Registration Statement is declared effective (or if previously declared effective until the date the Registration Statement becomes effective (and otherwise permits the resale of the Registrable Securities covered thereby) again), and (b) the Registrable Securities may be sold pursuant to Rule 144(k). Any such payment(s) shall be made in immediately available funds no later than five (5) days after the first day of each 30 or 45 day period (or any part thereof), as the case may be, of each such Effectiveness Default.

            (f) NO INCONSISTENT AGREEMENTS. Maker agrees not to enter into any other agreement providing which is inconsistent with the registration rights provisions of this Note or contains registration rights provisions which are senior to the registration rights granted in this Note.

      4. REPRESENTATIONS AND WARRANTIES OF THE PAYEE.

            (a) the Payee has had an opportunity to discuss the Maker's business, management and financial affairs with its management and to obtain any additional information which the Payee has deemed necessary or appropriate for deciding whether or not to accept the Note and grant the Maker with funding in exchange for the Note, and has had an opportunity to receive, review and understand the disclosures and information regarding the Maker's financial statements, capitalization and other business information as set forth in Maker's filings with the Securities and Exchange Commission.

            (b) The Payee has such knowledge and experience in financial and business matters, including investments in other early stage companies, that it is capable of evaluating the merits and risks of funding the Maker in exchange for the Note, and it is able to bear the economic risk of such loan. Further, the Payee has such knowledge and experience in financial and business matters that he or it is capable of utilizing the information made available to him or it in connection with the funding.

            (c) If the Payee is a corporation, partnership, trust or estate: (i) the individual executing and delivering this Note on behalf of the Payee has been duly authorized and is duly qualified to execute and deliver this Agreement on behalf of the Payee and (ii) the signature of such individual is binding upon the Payee.

      5. REPRESENTATIONS AND WARRANTIES OF THE MAKER

            (a) DULY INCORPORATED. Maker and each of its subsidiaries, all of which are set forth on SCHEDULE 5(A) attached hereto (the "SUBSIDIARIES"), are corporations duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, with the requisite power and authority to own, lease and operate its respective properties and conduct its business as presently conducted or proposed to be conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect (as defined below). Opposite the name of the Maker and the Subsidiaries on SCHEDULE 5(A) hereto is the jurisdiction of incorporation for the Maker and each of its Subsidiaries and the jurisdiction(s) in which each such entity maintains an office or material assets and/or is qualified to do business. Except as set forth on Schedule 5(a), each of the Subsidiaries is a wholly owned subsidiary of the Maker.

            (b) CORPORATE POWER. The execution and delivery of this Note, the Warrant, the Security Agreements and any other document or instrument executed in connection herewith or therewith (the "TRANSACTION DOCUMENTS") are within Maker's powers and have been duly authorized by all necessary corporate and, if required, stockholder action. The Transaction Documents have been duly executed and delivered by Maker and each constitutes a legal, valid and binding obligation of Maker enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and general equity principles (whether considered in a proceeding in equity or at law).

            (c) CAPITALIZATION. The capitalization of the Company is as set forth SCHEDULE 5(C) attached hereto. Except as set forth on SCHEDULE 5(A) attached hereto, the Company does not have any subsidiaries or own directly or indirectly any of the capital stock or other equity or long-term debt securities of or have any equity interest in any other person; all of the outstanding shares of capital stock of the Company and the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights and are owned free and clear of all liens, encumbrances, equities, and restrictions on transferability (other than those imposed by the Securities Act and the state securities or "Blue Sky" laws) or voting. All of the outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company. Except as set forth on SCHEDULE 5(C) attached hereto, no options, warrants or other rights to purchase from the Company or any Subsidiary, agreements or other obligations of the Company or any Subsidiary to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any Subsidiary are outstanding. Except as set forth on SCHEDULE 5(C), there is no agreement, understanding or arrangement among the Company or any Subsidiary and each of their respective stockholders or any other person relating to the ownership or disposition of any capital stock of the Company or any Subsidiary or the election of directors of the Company or any Subsidiary or the governance of the Company's or any Subsidiary's affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, the Transaction Documents.

            (d) NO CONSENTS. The execution and delivery of the Transaction Documents and the issuance of the equity securities underlying such securities
(i) does not require any consent or approval of, registration or filing with, or any other action by any governmental authority, (ii) will not violate any applicable law or regulation applicable to Maker or any of its subsidiaries or the articles of incorporation or bylaws of Maker or other agreement of Maker or any of its subsidiaries or any order of any governmental authority applicable to Maker or any of its subsidiaries, (iii) will not violate any agreement of Maker or any of its subsidiaries or result in a default under any agreement or instrument evidencing or governing any indebtedness of Maker or any of its subsidiaries or assets of Maker or any of its subsidiaries or give rise to a right thereunder to require any payment to be made by Maker, and (iv) will not result in the creation or imposition of any lien on any asset of Maker or any of its subsidiaries.

            (e)  SEC   REPORTS;   FINANCIAL   STATEMENTS;   SARBANES-OXLEY   ACT
COMPLIANCE.

            (i) Maker has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including pursuant to Section 13(a) or Section 15(d) of the ------------ Exchange Act, for the three (3) years preceding the date hereof (or such shorter period as Maker was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS"). As of their respective dates, the SEC Reports ----------- complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The staff of the Division of Corporation Finance of the Commission has never provided Maker with any comments on any registration statement, report or other document filed with the Commission under the Securities Act or the Exchange Act. The financial statements of Maker included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Maker and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Kost, Forer & Gabbay, which have certified certain financial statements of Maker and its consolidated subsidiaries included in the SEC Reports, are independent public accountants as required by the Securities Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and are registered and in good standing with the Public Company Accounting Oversight Board in accordance with the Sarbanes-Oxley Act of 2002. Maker is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Note, except where the failure to be so would not have a material adverse effect on the Maker. Maker does not have pending before the Commission any request for confidential treatment of information. Notwithstanding anything contained in this Section 5(e)(i) to the contrary, a breach of the representations and warranties contained in this Section 5(e)(i) shall only occur if such breach has a material adverse effect on the Maker's performance of its obligations related to or in connection with this Note or the practical realization by the Payee of any benefit or remedy Payee may have hereunder.

            (ii) Attached hereto is a draft of the registration statement of the Maker on Form F-1 ("Draft F-1") which accurate, true and complete in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Maker included in the Draft F-1 comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing except where the failure to so comply does not have material adverse effect on the Maker's performance of its obligations related to or in connection with this Note or the practical realization by the Payee of any benefit or remedy Payee may have hereunder. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Maker and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

            (f) MATERIAL CHANGES. Except as set forth on Schedule 5(f) hereto, since the date of the latest audited financial statements included within the Draft F-1, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect,
(ii) Maker has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Maker's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) Maker has not altered its method of accounting, (iv) Maker has not declared or made any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Maker has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans. For purposes herein, a "MATERIAL ADVERSE EFFECT" shall mean (i) a material adverse effect on the legality, validity or enforceability of any Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business or financial condition or prospects of Maker and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on Maker's ability to perform in any material respect on a timely basis its obligations under this Note.

            (g) LITIGATION. Except as set forth on Schedule 5(g) hereto, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Maker, threatened against or affecting Maker, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), including, but not limited to, the Commission or any State Attorney General (collectively, an "ACTION") which (i) adversely affects or challenges or could adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither Maker nor any Subsidiary, nor, to the knowledge of Maker, any current director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There is not pending or, to the knowledge of Maker, contemplated, any investigation by the Commission and/or other entity involving Maker or any current directors or officers of Maker. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Maker or any Subsidiary under the Exchange Act or the Securities Act.

            (h) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of Maker, is imminent with respect to any of the employees of Maker which could reasonably be expected to result in a Material Adverse Effect.

            (i) COMPLIANCE. Except as set forth in Schedule 5(i) hereto, neither Maker nor any Subsidiary (a) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Maker or any Subsidiary under), nor has Maker or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (a), (b) and (c) as would not result in a Material Adverse Effect.

            (j) REGULATORY PERMITS. Maker and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither Maker nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (k) TITLE TO ASSETS. All property and assets owned by the Maker and the Subsidiaries are owned outright free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances, except for (i) liens for current taxes not yet due, (ii) minor imperfections of title, if any, not material in amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations of the Maker or
(iii) set forth on SCHEDULE 5(K) hereto.

            (l) INTELLECTUAL PROPERTY RIGHTS.

                  (i) Maker and its Subsidiaries own, or possess adequate rights or licenses to use all trademarks, trademark applications, trade names, service marks, service mark registrations, service names, patents, patent applications, patent rights, copyrights, copyright applications, inventions, licenses, permits, approvals, governmental authorizations, know-how (including trade secrets and other unpatented and/or unpatentable proprietary and confidential information, systems or procedures) and other intellectual property rights (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted or proposed to be conducted. Maker's Intellectual Property Rights are valid and enforceable, and no registration relating thereto has lapsed, expired or been abandoned or cancelled or is the subject of cancellation or other adversarial proceedings, or is expected to expire or terminate within two years from the date of this Note, and all applications therefor are pending and in good standing. Maker and its Subsidiaries do not have any knowledge of any infringement by Maker or its Subsidiaries of Intellectual Property Rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to Maker's knowledge, has been threatened against, Maker or its Subsidiaries regarding infringement of Intellectual Property Rights. All personnel, including employees, agents, consultants and contractors, who have contributed to or participated in the conception and development of Maker's Intellectual Property Rights have either (a) been a party to a "work for hire" arrangement or agreement with Maker or a Subsidiary, in accordance with federal or state law, that by its terms accords to Maker or a Subsidiary ownership of all tangible or intangible property thereby arising, or (b) have executed appropriate instruments of assignment in favor of Maker or a Subsidiary as assignee that by their terms validly convey to Maker or a Subsidiary complete and sole ownership of all tangible and intangible property thereby arising, and Maker and its Subsidiaries have taken other reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

                  (ii) Neither  Maker nor any  Subsidiary is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Maker or any Subsidiary under), nor has Maker or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any license agreement, collaboration agreement, development agreement or similar agreement relating to their respective businesses.

            (m) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth on SCHEDULE 5(M), none of the officers, directors, employees and/or affiliates of Maker or the Subsidiaries is a party to any transaction with Maker or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director employee or such affiliate or, to the knowledge of Maker, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, partner or affiliate other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of Maker and (c) for other employee benefits, including stock option agreements under any stock option plan of Maker, which in the aggregate (for the total amount in (a), (b) and (c) combined) does not exceed the amount of $5,000 for any officer, director, employee or affiliate.

            (n) DISCLOSURE CONTROLS AND PROCEDURES; INTERNAL ACCOUNTING CONTROLS. The management of Maker has (i) designed disclosure controls and procedures to ensure that material information relating to Maker, including its Subsidiaries, is made known to the management of Maker by others within those entities, and (ii) has disclosed, based on its most recent evaluation, to Maker's outside auditors and the audit committee of the Board of Directors (A) any significant deficiencies in the design or operation of internal controls which could adversely affect Maker's ability to record, process, summarize and report financial data and have identified for Maker's outside auditors any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Maker's internal controls. Maker and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (o) LISTING AND MAINTENANCE REQUIREMENTS. Maker is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all listing and maintenance requirements of the trading market on which the Common Stock is traded.

            (p) TAX STATUS. Maker and each of its Subsidiaries has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations or to Maker's knowledge otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Maker know of no basis for any such claim.

            (q) RIGHT OF FIRST REFUSAL; ANTI-DILUTION RIGHT. Except as set forth on Schedule 5(q), no person is a party to any agreement, contract or understanding, written or oral entitling such party to (i) a right of first refusal or (ii) purchase or otherwise receive any securities of Maker, at any time, in each case with respect to offerings of securities by Maker.

            (r) INSURANCE. Each of Maker and its Subsidiaries maintain insurance of the types and in the amounts deemed adequate for its business, including, but not limited to, product liability insurance, insurance covering real and personal property owned or leased by Maker and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

            (s) ENVIRONMENTAL. Maker and each of its Subsidiaries is, to the best of its knowledge, in compliance with all applicable published rules and regulations (and applicable standards and requirements) of the United States Environmental Protection Agency (the "EPA") and of any similar foreign or state agency. There is no suit, claim, action or proceeding now pending before any court, governmental agency or board, or other forum, nor is any of the same threatened by any Person; and, there is no fact or circumstance actually known to Maker which could reasonably be anticipated to be the basis for any such suit, claim, action or proceeding, for (i) noncompliance by Maker with any environmental law, rule, regulation or requirement, or (ii) relating to the release or threatened release into the environment by Maker of any pollutant, toxic or hazardous material, oil, or waste generated by Maker. Maker has not released any Hazardous Materials (as hereinafter defined) at any site owned or leased by Maker or shipped any Hazardous Materials for treatment, storage or disposal at any other site of facility. For purposes of this SECTION 5(S), "HAZARDOUS MATERIALS" shall mean and include any solid, hazardous or toxic waste, substance or material as defined in the United States Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act; the Comprehensive Environmental Response, Compensation and Liability Act; applicable foreign and state laws for the protection of the environment, and the regulations promulgated under any of the foregoing.

            (t) CONDUCT OF BUSINESS. Except as set forth on Schedule 5(t) hereto, since December 31, 2003, Maker has not (a) incurred any debts, obligations or liabilities, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business, having a Material Adverse Effect, (b) made or suffered any changes in its contingent obligations by way of guaranty, endorsement (other than the endorsement of checks for deposit in the usual and ordinary course of business), indemnity, warranty or otherwise, (c) discharged or satisfied any liens other than those securing, or paid any obligation or liability other than, current liabilities shown on the balance sheet dated as at December 31, 2003, and forming part of the SEC Documents, and current liabilities incurred since December 31, 2003, in each case in the usual and ordinary course of business, (d) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, (e) sold, transferred or leased any of its assets except in the usual and ordinary course of business, (f) cancelled or compromised any debt or claim, or waived or released any right, of material value, (g) suffered any physical damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties or business of Maker,
(h) entered into any transaction other than in the usual and ordinary course of business except for this Note and the related agreements referred to herein, (i) encountered any labor difficulties or labor union organizing activities, (j) made or granted any wage or salary increase or entered into any employment agreement, (k) issued or sold any shares of capital stock or other securities or granted any options with respect thereto, or modified any equity security of Maker, (l) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding equity securities, (m) suffered or experienced any change in, or condition affecting, its condition (financial or otherwise), properties, assets, liabilities, business operations or results of operations other than changes, events or conditions in the usual and ordinary course of its business, having (either by itself or in conjunction with all such other changes, events and conditions) a Material Adverse Effect, (n) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted, or (o) entered into any agreement or otherwise obligated itself, to do any of the foregoing.

            (u) CONVERSION SECURITIES. The equity securities issuable upon conversion of this Note and the exercise of the Warrant, when issued in compliance with the provisions of this Note (assuming the holder of this Note converts this Note into equity securities) or the Warrant, as applicable, will be duly authorized and validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances created by Maker.

            (v) REGISTRATION. The execution, issuance or delivery of the Transaction Documents or the issuance and sale of the securities of the Maker issuable upon conversion of the Notes will be exempt from registration under the Securities Act.

      6. COVENANTS.

            (a) Until the latter to occur of: (A) the one year anniversary of the date of execution of this Note or (B) the date on which this Note no longer is outstanding,

            (i) MAINTAINING PROPERTIES, ASSETS. Maker shall reasonably maintain in good repair, working order and condition its properties and other assets, and those of any Subsidiary, and from time to time make all reasonably necessary repairs, renewals and replacements thereto.

            (ii) NO TRANSFER OF INTELLECTUAL PROPERTY. Maker shall not, and shall not permit any of its Subsidiaries, to transfer any of its Intellectual Property Rights to any affiliate or third party without the written consent of Payee. For avoidance of doubt, Maker shall not be restricted from selling products and/or non exclusive licenses based on its Intellectual Property in the Maker's ordinary course of business and consistent with past practice.

            (iii)  LIENS.  Maker  shall  not,  and shall not  permit  any of its
Subsidiaries to, create, incur or suffer to exist any security interests, liens, claims or encumbrances ("Liens") upon any of its or its Subsidiaries' assets or properties, except for (i) Liens created by operation of law such as materialmen's liens, mechanic's liens and other similar Liens; (ii) deposits, pledges or Liens securing obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits; (iii) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or that are being contested in good faith by appropriate proceedings with the establishment of adequate reserves on the balance sheet of Maker; or (iv) Liens in existence as of the date hereof as set forth on Schedule 6(c) hereto (collectively, the "Permitted Liens").

            (iv) EXTRAORDINARY ACTIONS. The Maker shall not nor shall it permit any Subsidiary to: (i) make or approve any changes in accounting methods or policies (other than as required by GAAP), (ii) incur any indebtedness for borrowed money, unless payment of such indebtedness is subordinated to the payment of this Note pursuant to a subordination agreement to be entered into which shall be satisfactory to Payee, (iii) sell or otherwise transfer any material assets or rights of the Maker or a Subsidiary or enter into any contract or agreement relating to the sale of assets, (iv) enter into any contract, agreement or transaction with any officer, director, stockholder or affiliate of the Maker or a Subsidiary other than ordinary course transactions that are consistent with past practice and pursuant to arms length terms, (v) directly or indirectly pay or declare any dividend or make any distribution upon, redeem, retire or repurchase or otherwise acquire, any shares of capital stock or other securities of the Maker or a Subsidiary, (vi) acquire or dispose (whether in a single transaction or series of transactions) any business (or any material part of any business) or any shares or interests in any subsidiary of Maker (except for transactions in which the consideration (including assumed debt) does not exceed in the aggregate on an annual basis more than 20% of the Maker's total assets measured at the beginning of each fiscal year), (vii) enter into any partnership, joint venture or merger with any other person or party,
(viii) incur a capital expenditure in excess of $20,000 (except for capital expenditures that are required to be made by the Maker pursuant to agreements that are in effect as of the date hereof) or (ix) materially change the Maker's line of business as currently conducted.

            (b) For so long as this Note, the Warrant or any Registrable Securities remain outstanding,

            (i) NON-PUBLIC INFORMATION. Maker covenants and agrees that neither it nor any other person acting on its behalf will provide Payee or its agents or counsel with any information that Maker believes constitutes material non-public information, and, in any event, Maker hereby agrees that Payee shall not have any duty of confidentiality or any other obligation with respect to any such information if any such disclosure occurs, subject to such Payee complying with all applicable securities laws.

            (ii) FORM D AND BLUE SKY. If required, Maker shall file a Form D with respect to the issuance of the Notes (or the issuance of Common Stock or other equity securities upon conversion of this Note) as required under Regulation D under the Securities Act and, upon written request, provide a copy thereof to Payee promptly after such filing. Maker shall take such action as Maker shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Note for sale to Payee pursuant to this Note (or the issuance of Common Stock or other equity securities upon conversion of this
Note) under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to Payee promptly after such filing.

            (iii) RESERVATION OF COMMON STOCK. As of the date hereof, Maker has reserved and Maker shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling Maker to issue the Shares upon conversion of this Note and the full exercise of the Warrant.

            (iv) LISTING OF COMMON STOCK. Maker hereby agrees to maintain the listing and trading of the Common Stock on its current trading market, and to file with the trading market to list the applicable shares of Common Stock issuable in connection herewith on the trading market. Maker further agrees, if Maker applies to have the Common Stock traded on any other trading market, it will include in such application the shares of Common Stock issuable in connection herewith and will take such other action as is necessary or desirable in the opinion of Payee to cause such shares to be listed on such other trading market as promptly as possible. Maker will take all action necessary to continue the listing and trading of its Common Stock on its current trading market and will comply in all material respects with Maker's reporting, filing and other obligations under the bylaws or rules of the trading market.

            (v) FURNISHING OF INFORMATION.  Maker covenants and agrees to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Maker after the date hereof pursuant to the Exchange Act. Until the later of the date Payee no longer owns this Note, the Warrant or any Registrable Securities, if Maker is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Payee and make publicly available in accordance with Rule 144(c) such information as is required for Payee to sell its shares of Common Stock under Rule 144. Maker further covenants and agrees that it will take such further action as Payee may reasonably request, all to the extent required from time to time to enable such person to sell any shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

            (vi) SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by Maker or any other person that Payee is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Maker, or that Payee could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Registrable Securities under this Note or under any other agreement between Maker and Payee. (vii) REPORTING OBLIGATIONS. Maker shall continue to file or furnish pursuant to the Exchange Act or the Securities Act, and Maker shall use commercially reasonable best efforts to maintain its status as an issuer required to file such reports under the Exchange Act. In addition, Maker shall take all actions necessary to continue to meet the "registrant eligibility" requirements set forth in the general instructions to Form SB-2 or any successor form thereto, to continue to be eligible to register the resale of the Shares under the Securities Act on such Form.

      7. EVENTS OF DEFAULT. The following are "EVENTS OF DEFAULT" hereunder:

            (a) any failure by Maker to pay when due all or any principal or accrued interest hereunder;

            (b) any representation or warranty made by or on behalf of Maker in this Note or the Warrant proves to have been incorrect, false or misleading in any material respect on the date of which made;

            (c) any failure by Maker to perform any covenant or agreement under this Note, the Security Agreements, the Warrant or any other agreement, document or instrument contemplated hereby or thereby and such failure shall remain uncured for a period of five (5) days after receipt by Maker of written notice of such failure from Payee;

            (d) if Maker or any subsidiary of Maker shall (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator or any of its property, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Bankruptcy Code, (v) file a voluntary petition in bankruptcy or a petition for bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law and such petition or proceeding shall remain undismissed or unstayed for thirty (30) days, or (vi) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

            (e) any dissolution, liquidation or winding up of Maker or any substantial portion of its business;

            (f) any cessation of operations by Maker or Maker is otherwise generally unable to pay its debts as such debts become due;

            (g) the failure by Maker to maintain any material Intellectual Property Rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future);

            (h) the merger, consolidation or reorganization of Maker with or into another corporation or person or entity (other than with or into a wholly-owned subsidiary), or the sale of capital stock of Maker by Maker or the holders thereof, in any case under circumstances in which the holders of a majority of the voting power of the outstanding capital stock of Maker immediately prior to such transaction shall own less than a majority in voting power of the outstanding capital stock of Maker or the surviving or resulting corporation or other entity, as the case may be, immediately following such transaction.

            (i) if a default with respect to payment of indebtedness of $20,000 or more occurs under any other loan agreement, note or other instrument or evidence of indebtedness of Maker or its subsidiaries and continues beyond any applicable grace period therein provided; or

            (j) final, non-appealable judgments for the payment of money, which judgments in the aggregate exceed $20,000, shall be rendered against Maker or its subsidiaries by a court of competent jurisdiction.

provided, however, that with respect to any Event of Default (other than under Section 7(a) (with respect to payment of principal), 7(d), 7(e) or 7(h)), the Maker shall give the Payee written notice of any such event (within forty-eight
(48) hours of its occurrence) and, upon giving such notice, the Maker shall have ten (10) business days to cure such Event of Default; in the event that Maker fails to give written notice of the occurrence of such event, the Maker shall have no opportunity to cure such default (unless separately consented to by Payee); provided, further however with respect to any Event of Default under
Section 7(a) (with respect to payment of principal), 7(d), 7(e) or 7(h), the Maker shall give the Payee notice immediately upon such occurrence and there shall be no opportunity to cure such default.

      8. REMEDIES ON DEFAULT. If any Event of Default shall occur and be continuing, then the entire principal and all accrued interest under this Note shall, at the option of Payee (except in the case of an Event of Default under SECTION 7(D) or 7(E) above, in which event acceleration shall be automatic), become immediately due and payable, without notice or demand. Notwithstanding anything contained herein to the contrary, upon an Event of Default: (a) all outstanding principal shall be repaid at a premium equal to 120% of the outstanding principal balance and (b) for each 30 day period (or fraction thereof) commencing on the occurrence of an Event of Default and ending on the date on which all amounts due under this Note are paid back in full, the Maker shall issue to the Payee shares of Common Stock having a value equal to $2,500 (based on a price per share equal to the then current Conversion Price) (such premium and issuance of shares shall be considered as liquidated damages and not as a penalty and shall be in addition to and not in lieu of any interest, late fees, penalties or other amounts due hereunder).

      9. SENIORITY. The payment of this Note shall be senior to all obligations of Maker, whether now existing or hereinafter incurred, other than those set forth on SCHEDULE 9(A) hereto.

      10. USE OF PROCEEDS. Maker covenants and agrees that all of the net proceeds that it receives from the sale of the Notes, although distributed, allocated and expended by Maker in its sole discretion, shall be used for working capital and general corporate purposes.

      11. CERTAIN WAIVERS. Except as otherwise expressly provided in this Note, Maker hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment, default and notice of any and all of the foregoing.

      12. NO IMPAIRMENT. Maker will not, by amendment of its articles of incorporation, bylaws, or through reorganization, consolidation, merger, dissolution, sale of assets, or another voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Payee against impairment.

      13. AMENDMENTS. This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

      14. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED HOWEVER, AT PAYEE's SOLE ELECTION, THE ENFORCEMENT OF THE MAKER'S OBLIGATIONS HEREUNDER WITH RESPECT TO ASSETS LOCATED IN ISRAEL MAY BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ISRAEL. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT (EXCEPT FOR THE ENFORCEMENT OF ANY JUDGEMENT IN THE STATE OF ISRAEL WHICH THE MAKER HEREBY CONSENTS TO THE JURISDICTION OF A COURT OF COMPETENT JURISDICTION IN THE STATE OF ISRAEL), AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS NOTE OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. MAKER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING FOR THE ENFORCEMENT OR COLLECTION OF THIS NOTE.

      15. NOTICES. All notices and communications shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  If to Maker:             Technoprises Ltd.
                                           Raoul Wallenberg 12
                                           Ramat Hachayal, Tel Aviv 69719
                                           Israel
                                           Fax: 972-3-6444-207
                                           Attn: Adam Ofek
                  with a copy to:          Bach, Arad, Scharf & Co.
                                           2 Hashlom Road
                                           Tel-Aviv 67892
                                           Israel
                                           Fax: 011-972-356-25304
                                           Attn: Udi Arad

                  If to Payee:             Bridges & Pipes LLC
                                           c/o 830 Third Avenue, 14th Floor
                                           New York, New York 10022



      16. TRANSACTION AND ENFORCEMENT COSTS. In the event that Payee shall, after the occurrence and during the continuance of an Event of Default (and provided that Payee shall be permitted, at such time, to enforce its rights hereunder and retain payments received hereunder), turn this Note over to an attorney for collection, Maker shall further be obligated to Payee for Payee's reasonable attorneys' fees and expenses incurred in connection with such collection as well as any other reasonable costs incurred by Payee in connection with the collection of all amounts due hereunder.

      17. LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTE. Upon notice by Payee to Maker of the loss, theft, destruction or mutilation of this Note, and upon surrender and cancellation of this Note, if mutilated, Maker, as its expense, will make and deliver a new note of like tenor, in lieu of this Note.

      18. SUCCESSORS AND ASSIGNS. This Note and the obligations and rights of Maker hereunder, shall be binding upon and inure to the benefit of Maker, the holder of this Note, and their respective successors and assigns. This Note is assignable by Payee to any other person or entity without the consent of Maker.

      19. SEVERABILITY. In the event that any provision of this Note becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Note will continue in full force and effect without said provision and the parties agree to replace such provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such provisions; provided, however, that no such severability will be effective against a party if it materially and adversely changes the economic benefits of this Note to such party.

      20. FURTHER ASSURANCES. Maker and its agents shall each cooperate with Payee and use (or cause its agents to use) its best efforts to promptly (i) take or cause to be taken all necessary actions, and do or cause to be done all things necessary, proper or advisable under this Note and applicable laws to consummate and make effective all transactions contemplated by this Note as soon as practicable following the request of Payee, and (ii) obtain all approvals required to be obtained from any third party necessary, proper or advisable to the transactions contemplated by this Note.

      21. USURY. Notwithstanding any provision to the contrary contained in this Note, or any and all other instruments or documents executed in connection herewith, Maker and Payee intend that the obligations evidenced by this Note conform strictly to the applicable usury laws from time to time in force. If, under any circumstances whatsoever, fulfillment of any provisions thereof or any other document, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity.

      22. INDEMNITY. Maker hereby agrees to defend, indemnify and hold Payee harmless from and against all claims, damages, investigations, judgments, penalties, costs and expenses (including attorneys' fees and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from Maker or third parties with whom the Maker has a contractual relationship, from the use of the proceeds of this Note, or arising directly or indirectly from the violation of any rule, regulation, statute or law, whether such claims are asserted by any governmental entity or any other person.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, Maker has duly caused this Note to be signed on its behalf, in its company name and by its duly authorized officer as of the date first set forth above.

                                TECHNOPRISES LTD.

                                By:
                                    -----------------------------------------
                                    Name:
                                    Title:


ACKNOWLEDGED BY:

BRIDGES & PIPES LLC

By:_______________________________
   Name:
   Title:

                                  SCHEDULE 5(a)

                                  Subsidiaries


Entity                     Jurisdiction of Incorporation

                                  SCHEDULE 5(c)

                                 Capitalization

                                  SCHEDULE 5(k)

                               Secured Obligations

                                  SCHEDULE 5(m)

                           Related Party Transactions

                                   Schedule 9

                                  SCHEDULE 6(c)

                                 Permitted Liens